UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                          Date of Report: July 30, 2004

                            CHINA GRANITE CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                   0-30516              88-0448920
  (State or other jurisdiction      (Commission          (IRS Employer
        of incorporation)           File Number)      Identification Number)

                         2642 Collins Avenue, Suite 305,
                              Miami Beach, FL 33140
                           --------------------------
                    (Address of principal executive offices)

                                 (305) 534-1684
                                 ---------------
              (Registrant's telephone number, including area code)

                           --------------------------
          (Former Name or Former Address if changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective on July 15, 2004, Braverman and Company ("Braverman") was dismissed as the principal accountant engaged to audit the financial statements of the Company. Braverman performed the audit of the Company's financial statements for the fiscal year ended December 31, 2003. During this period, and the subsequent interim period prior to their dismissal, there were no disagreements with Braverman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Braverman would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-B").

     The audit reports of Braverman for the Company's fiscal year ended December 31, 2003 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

     The Company has requested Braverman to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of such letter, dated July 26, 2004, is filed with this Form 8-K.

     Effective on July 15, 2004, the Company engaged Moores Rowland Mazars whose address is 34th Floor, The Lee Gardens, 33 Hysan Avenue, Causeway Bay, Hong Kong, to audit the Company's financial statements. During the Company's most recent fiscal year, and the subsequent period prior to such appointment, the Company has not consulted the newly engaged accountant regarding the application of accounting principals to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

     The Board of Directors of the Company approved the change in accountants described herein.

Item 7.  Financial  Statements  and  Exhibits.

     (c) Exhibits.
     -------------

The following exhibits are furnished in accordance with Item 601 of Regulation S-B:

 -------------------------------------------------------------------------------
EXHIBIT  NO.  DESCRIPTION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16.1     Letter from former accountant, dated July 26, 2004
--------------------------------------------------------------------------------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  July 29, 2004                   CHINA GRANITE CORPORATION,
                                          a Nevada corporation


                                          By:  /s/  Dong Chen
                                          ------------------------------
                                          Title:  President & CEO
                                          ------------------------------